                                                                    EXHIBIT 99.2

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed financial statements give effect to CMGI's divestiture of all its equity and debt ownership interests in Engage on September 9, 2002. The unaudited pro forma condensed statements of operations for the nine months ended April 30, 2002 and the year ended July 31, 2001 give effect to the divestiture of the Engage business, as if it had occurred on August 1, 2000. The pro forma condensed statement of operations for the nine months ended April 30, 2002 is based on historical results of operations of CMGI for the nine months ended April 30, 2002 (which include the results of operations of the Engage business for the nine months ended April 30,
2002). The pro forma condensed statement of operations for the twelve months ended July 31, 2001 is based on historical results of operations of CMGI for the twelve months ended July 31, 2001 (which include the results of operations of the Engage business for the twelve months ended July 31, 2001). The following unaudited pro forma financial information, consisting of the pro forma condensed statements of operations and the pro forma condensed balance sheet and the accompanying notes, should be read in conjunction with and are qualified by the historical annual and quarterly financial statements and notes of CMGI.

     The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the company after the divestiture of the Engage business, or of the results of operations of the company that would have actually occurred had the divestiture of the Engage business been effected as of the dates described above.

                   Unaudited Pro Forma Condensed Balance Sheet
                                 April 30, 2002
                                 (In thousands)


                                                                                     Pro-Forma     Pro-Forma
                                                         CMGI         Engage        Adjustments    As Adjusted
                                                      ----------    ----------     -------------  ------------
Assets
Cash and cash equivalents                             $  328,903    $ (20,421)     $  2,500  (A)   $  310,982
Trading securities                                       114,974                                      114,974
Other current assets                                     197,878       (7,299)        1,157  (B)      192,016
                                                                                        280  (C)
                                                      ----------    ---------      --------        ----------
      Total current assets                               641,755      (27,720)        3,937           617,972

Property and equipment, net                              135,049       (4,518)                        130,531
Goodwill and other intangible assets, net                271,718      (39,416)                        232,302
Other non-current assets                                 109,593       56,551       (57,947) (D)      108,197
                                                      ----------    ---------      --------        ----------

      Total assets                                    $1,158,115    $ (15,103)     $(54,010)       $1,089,002
                                                      ==========    =========      ========        ==========
Liabilities and Stockholders' Equity
Accrued expenses                                      $  149,996    $ (12,237)                     $  137,759
Notes payable                                            114,974                                      114,974
Other current liabilities                                151,101       (7,684)        1,157  (B)      143,154
                                                                                        280  (C)
                                                                                     (1,700) (E)
                                                      ----------    ---------      --------        ----------
      Total current liabilities                          416,071      (19,921)         (263)          395,887
Other long term liabilities                              136,712         (539)                        136,173
Stockholders' equity (deficit):                          605,332        5,357       (57,947) (D)      556,942
                                                                                      2,500  (A)
                                                                                      1,700  (E)
                                                      ----------    ---------      --------        ----------
      Total liabilities and stockholders' equity      $1,158,115    $ (15,103)     $(54,010)       $1,089,002
                                                      ==========    =========      =========       ==========

                                   CMGI, Inc.
                   Pro Forma Condensed Statement of Operations
                    For the nine months ended April 30, 2002

                                                                                     Engage        Pro Forma       Pro Forma
                                                                       CMGI       (8/1 - 4/30)    Adjustments     as Adjusted
                                                                   ----------     ------------    -----------     -----------
Net revenues                                                       $  599,842      $ (22,498)     $   963  (F)     $ 582,134
                                                                                                    3,827  (G)

Operating expenses:
   Cost of revenues                                                   530,299        (13,061)       1,227  (H)       522,292
                                                                                                    3,827  (I)
   Research and development                                            46,483         (7,990)                         38,493
   Selling                                                            113,978        (12,212)                        101,766
   General and administrative                                         122,395        (10,342)                        112,053
   Amortization of intangible assets and stock-based
      compensation                                                    193,209        (24,253)                        168,956
   Impairment of Long-Lived Assets                                     47,353                                         47,353
   Restructuring                                                       13,951        (11,513)         882  (J)         6,077
                                                                                                    2,757  (K)
                                                                   ----------      ---------      -------          ---------
      Total operating expenses                                      1,067,668        (79,371)       8,693            996,990
                                                                   ----------      ---------      -------          ---------
Operating income (loss)                                              (467,826)        56,873       (3,903)          (414,856)

Other income (expense):
   Interest income (expense), net                                       9,444           (308)                          9,136
   Equity in losses of affiliates                                     (15,396)             -                         (15,396)
   Minority interest                                                   37,594        (14,193)                         23,401
   Non-operating gains (losses), net                                  (34,125)                                       (34,125)
                                                                   ----------      ---------      -------          ---------
                                                                       (2,483)       (14,501)           -            (16,984)
                                                                   ----------      ---------      -------          ---------
Income (loss) from continuing operations before income taxes         (470,309)        42,372       (3,903)          (431,840)
Income tax expense (benefit)                                           (2,421)             -                          (2,421)
                                                                   ----------      ---------      -------          ---------
Income (loss) from continuing operations (before
   extraordinary items)                                              (467,888)        42,372       (3,903)          (429,419)
Preferred stock accretion and amortization of discount                 (2,301)                                        (2,301)
                                                                   ----------      ---------      -------          ---------
Income (loss) from continuing operations available to common
   stockholders                                                    $ (470,189)     $  42,372      $(3,903)         $(431,720)
                                                                   ==========      =========      =======          =========
Basic and diluted (loss) per share from continuing operations      $    (1.25)                                     $   (1.15)
                                                                   ==========                                      =========
Weighted average shares used in computing basic and
   diluted (loss) per share from continuing operations                375,603                                        375,603
                                                                   ==========                                      =========


                                   CMGI, Inc.
                   Pro Forma Condensed Statement of Operations
                    For the Twelve Months ended July 31, 2001

                                                                                                 Pro Forma        Pro Forma
                                                                  CMGI             Engage       Adjustments      as Adjusted
                                                              -----------      ------------    ------------      -----------
Net revenues                                                  $ 1,237,702      $  (110,702)    $   942  (L)      $ 1,134,244
                                                                                                 6,302  (M)
Operating expenses:
   Cost of revenues                                             1,131,778          (80,484)      1,804  (N)        1,059,400
                                                                                                 6,302  (O)

   Research and development                                       158,960          (35,693)                          123,267
   In-process research and development                              1,462             (700)                              762
   Selling                                                        393,658          (85,640)                          308,018
   General and administrative                                     281,105          (42,954)                          238,151
   Amortization of intangible assets and stock-based
      compensation                                              1,558,164         (369,023)                        1,189,141
   Impairment of Long-Lived Assets                              3,363,317         (925,252)                        2,438,065
   Restructuring                                                  217,219          (30,894)      1,176  (P)          187,501
                                                              -----------      -----------     -------           -----------
      Total operating expenses                                  7,105,663       (1,570,640)      9,282             5,544,305
                                                              -----------      -----------     -------           -----------
Operating income (loss)                                        (5,867,961)       1,459,938      (2,038)           (4,410,061)

Other income (expense):
   Interest income (expense), net                                   5,978           (3,892)                            2,086
   Equity in losses of affiliates                                 (45,661)               -                           (45,661)
   Minority interest                                              526,623         (286,428)                          240,195
   Non-operating gains (losses), net                             (291,303)        (120,901)                         (412,204)
                                                              -----------      -----------     -------           -----------
                                                                  195,637         (411,221)          -              (215,584)
                                                              -----------      -----------     -------           -----------
Income (loss) from continuing operations before income taxes   (5,672,324)       1,048,717      (2,038)           (4,625,645)
Income tax expense (benefit)                                     (184,404)         145,379                           (39,025)
                                                              -----------      -----------     -------           -----------
Income (loss) from continuing operations                       (5,487,920)         903,338      (2,038)           (4,586,620)
Preferred stock accretion and amortization of discount             (7,499)               -                            (7,499)
                                                              -----------      -----------     -------           -----------
Income (loss) from continuing operations available to
      common stockholders                                     $(5,495,419)     $   903,338     $(2,038)          $(4,594,119)
                                                              ===========      ===========     =======           ===========
Basic and diluted (loss) per share from continuing
      operations                                              $    (16.67)                                       $    (13.94)
                                                              ===========                                        ===========
Weighted average shares used in computing basic and
    diluted (loss) per share from continuing operations           329,623                                            329,623
                                                              ===========                                        ===========

         NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Pro Forma Adjustments and Assumptions:

     The pro forma information herein gives effect to the following divestiture:

     On September 9, 2002, CMGI divested all of its equity and debt ownership interests in Engage. Under the terms of the Transaction Agreement, dated as of September 9, 2002, by and among CMGI, CMGI (UK) Limited and Engage (the "Transaction Agreement"), CMGI transferred to Engage approximately 148.4 million shares of common stock of Engage held by CMGI, representing approximately 76% of the issued and outstanding shares of Engage, and cancelled approximately $60 million of debt, including all convertible debt, owed to CMGI by Engage. In consideration of the equity transfer and debt cancellation, Engage, among other things, (i) paid to CMGI $2.5 million in cash, (ii) agreed to pay to CMGI up to an additional $6.0 million, comprised of a senior secured promissory note due in September 2006 and earnout payments commencing in fiscal year 2004, and (iii) issued to CMGI a warrant for the purchase of up to 9.9% of the issued and outstanding shares of Engage Common Stock, at an exercise price of $.048 per share. The amount of consideration was determined as a result of arms-length negotiations between the parties.

     The unaudited pro forma condensed financial statements exclude the effects of the senior secured promissory note and earnout payments from Engage. The earnout payments are based on a percentage of Engage's earnings before interest, taxes, depreciation, and amortization (EBITDA) commencing in fiscal year 2004. At the time of the transaction the Engage business was not profitable. No assurances can be made that Engage will achieve sufficient profitability in the future in order for Engage to meet its obligations under the earnout provisions, or have the cash resources at the maturity date of the note to satisfy its obligations thereunder.

     (A) The pro forma adjustment represents the $2.5 million in cash consideration paid by Engage to CMGI as part of the consideration for the equity transfer and debt cancellation.

     (B) The pro forma adjustment reflects amounts due to CMGI and its majority-owned companies from Engage as of April 30, 2002.

     (C) The pro forma adjustment represents security deposits paid to CMGI from Engage in connection with certain ongoing rent and employee benefits arrangements.

     (D) The pro forma adjustment represents CMGI's cancellation of a net amount of approximately $55.4 million in debt (outstanding balance as of April 30, 2002), including all convertible debt, owed to CMGI by Engage. See Note A.

     (E) The pro forma adjustment reflects the elimination of the minority interest in Engage from CMGI's consolidated balance sheet.

     (F) The pro forma adjustment eliminates the effect of Engage revenues earned from transactions with CMGI and its majority-owned companies during the nine months ended April 30, 2002.

     (G) The pro forma adjustment reflects revenues earned by CMGI's majority-owned companies from transactions with Engage during the nine months ended April 30, 2002.

     (H) The pro forma adjustment reflects the cost of services received by CMGI and its majority-owned companies in connection with business transactions with Engage during the nine months ended April 30, 2002.

     (I) The pro forma adjustment reflects CMGI's majority-owned companies' cost of sales related to transactions with Engage during the nine months ended April 30, 2002.

     (J) The pro forma adjustment reflects incremental operating costs to CMGI as a direct result of the transaction with Engage. As part of the transaction, CMGI and Engage renegotiated the terms of their sublease arrangement, which resulted in a reduction in Engage's future sublease obligations to CMGI.

     (K) The pro forma adjustment eliminates the effect of a restructuring charge recorded by Engage during the nine months ended April 30, 2002. The restructuring charge relates to vacant space that Engage had subleased from CMGI. This restructuring charge is reflected in the standalone operating results of Engage, but has not been reflected in the CMGI consolidated results of operations as the charge was eliminated in consolidation.

     (L) The pro forma adjustment eliminates the effect of Engage revenues earned from transactions with CMGI and its majority-owned companies during the twelve months ended July 31, 2001.

     (M) The pro forma adjustment reflects revenues earned by CMGI's majority-owned companies from transactions with Engage during the twelve months ended July 31, 2001.

     (N) The pro forma adjustment reflects the cost of services received by CMGI and its majority-owned companies in connection with business transactions with Engage during the twelve months ended July 31, 2001.

     (O) The pro forma adjustment reflects CMGI's majority-owned companies' cost of sales related to transactions with Engage during the twelve months ended July 31, 2001.

     (P) The pro forma adjustment reflects incremental operating costs to CMGI as a direct result of the transaction with Engage. As part of the transaction, CMGI and Engage renegotiated the terms of their sublease arrangement, which resulted in a reduction in Engage's future sublease obligations to CMGI.